UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2009

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

      Florida                              0-13763                        59-2095002
     (State or other jurisdiction                         (Commission File Number)                   (IRS Employer Identification No.)
         of incorporation)

5250-140th Avenue North, Clearwater, Florida                                                                                                                           33760
(Address of principal executive officers)                                                                                                                                      (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 4, 2010, Technology Research Corporation (the “Company”) issued a press release announcing its financial results for the fiscal third quarter ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1.  This exhibit is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be “filed” under the Exchange Act.

Exhibit No.                                                                Description
     99.1                                                                       Press release issued February 4, 2010

_______________________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date:  February 4, 2010                                                        By: /s/ Thomas G. Archbold
Name:  Thomas G. Archbold
Title:  Chief Financial Officer